Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2002

EVERGREENBANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

On October 30, 2002, EvergreenBancorp, Inc. issued a press release announcing its earnings for the third quarter 2002. The entire text of that press release is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Press release, dated October 30, 2002

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: October 31, 2002	By:	/s/ William G. Filer II

William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 30, 2002

2